                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2001
                                                          --------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   New York                       333-64131                       13-3840732
--------------------------------------------------------------------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)


              300 Tice Boulevard
              Woodcliff Lake, NJ                                      07675
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General

         On June 28, 2001, Chase Funding Trust, Series 2001-2 (the "Trust"), acquired $129,994,196.59 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as May 1, 2001, among Chase Funding, Inc., as Depositor, Chase Manhattan Mortgage Corporation, as Servicer and Citibank, N.A., as Trustee, and a Subsequent Transfer Instrument between Chase Funding Inc., as seller and Citibank, N.A., as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated February 22, 2001 and the Prospectus Supplement dated May 22, 2001(together the "Prospectus").

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.        Description
-----------        -----------
    10             Subsequent Transfer Instrument (without attachments) dated as of June 28, 2001 between Chase Funding, Inc. as seller (the
                   "Depositor") and Citibank, N.A. as Trustee.

    99             Statistical Information regarding the Subsequent Mortgage
                   Loans.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE FUNDING, INC.

         Date: July 12, 2001
                                                     /s/ Eileen A. Lindblom
                                                     ---------------------------
                                                     Eileen A. Lindblom
                                                     Vice President

                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
    10             Subsequent Transfer (without attachments) instrument dated as of June 28, 2001 between Chase Funding, Inc. as seller (the
                   "Depositor") and Citibank, N.A. as Trustee.

    99             Statistical Information regarding the Subsequent Mortgage
                   Loans.